UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): May 31, 2005 (May 27, 2005)


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

           1-10315                                   63-0860407
           -------                                   ----------
    (Commission File Number)               (IRS Employer Identification No.)


             One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
             --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

         On May 27, 2005, HEALTHSOUTH Corporation issued a press release entitled: "HEALTHSOUTH TO PROVIDE BUSINESS UPDATE ON JUNE 29, 2005 TO DISCUSS COMPREHENSIVE FORM 10-K AND BUSINESS PLAN."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEALTHSOUTH CORPORATION


                                   By:      /s/ Gregory L. Doody
                                       -----------------------------------------
                                          Name:  Gregory L. Doody
                                          Title: Executive Vice President,
                                                   General Counsel and Secretary


       Dated:  May 31, 2005

                                 EXHIBIT INDEX


   Exhibit Number                   Description
   --------------                   -----------

      99                      Press release of HEALTHSOUTH Corporation dated
                              May 27, 2005.